UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Rexford Industrial Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 996-1680	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series A Cumulative Redeemable Preferred Stock	REXR-PA	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

In connection with the commencement of a “continuous equity offering” under which Rexford Industrial Realty, Inc. (the “Company”) may sell up to an aggregate of $550 million of shares of the Company’s common stock, par value $0.01 per share (the “Shares”) from time to time in “at the market” offerings (the “Offering”), on June 13, 2019, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Offering replaces the Company’s previous $450 million “continuous equity offering” pursuant to those certain equity distribution agreements, dated February 19, 2019 (the “Prior Offering”). Substantially all $450.0 million of shares of the Company’s common stock under the Prior Offering has been sold.

The Offering will occur pursuant to certain equity distribution agreements (the “Agreements”) entered into by the Company, Rexford Industrial Realty, L.P. and each of BofA Securities, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Jefferies LLC and Stifel, Nicolaus & Company, Incorporated as agents for the offer and sale of the Shares (each individually, a “Sales Agent”, and together, the “Sales Agents”). The Offering will terminate upon the earlier of (1) the sale of an aggregate of $550 million of Shares pursuant to the Offering or (2) the termination of all of the Agreements. The Agreements may be terminated by the Sales Agents or the Company at any time upon prior written notice, and by the Sales Agents at any time in certain circumstances, including the Company’s failure to maintain a listing of its common stock on the New York Stock Exchange (“NYSE”) or the occurrence of a material adverse change in the Company. Collectively, the Agreements provide that the Company may offer and sell from time to time up to an aggregate of $550 million of the Shares pursuant to the Agreements through the Sales Agents. The Agreements provide that a Sales Agent will be entitled to compensation equal to 1.5% of the gross proceeds from the sale of any of the Shares sold under the Agreement to which such Sales Agent is a party.

Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. The Company or any of the Sales Agents may at any time suspend the offering or terminate the Agreements pursuant to the terms of the Agreements.

The Company may also sell some or all of the Shares to a Sales Agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Prospectus Supplement, filed on June 13, 2019, and the Company’s shelf registration statement on Form S-3 (File No. 333-229731) filed on February 19, 2019, with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

In connection with the filing of the Prospectus Supplement, we are filing as Exhibit 5.1 to this Current Report an opinion of our counsel, Venable LLP, regarding certain Maryland law issues regarding our common stock.

The Agreements are filed as Exhibits 1.1 through 1.8 to this Current Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and BofA Securities, Inc.

1.2	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and BB&T Capital Markets, a division of BB&T Securities, LLC.

1.3	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and BTIG, LLC.

1.4	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and Capital One Securities, Inc.

1.5	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and Citigroup Global Markets Inc.

1.6	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and J.P. Morgan Securities LLC.

1.7	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and Jefferies LLC.

1.8	Equity Distribution Agreement, dated June 13, 2019, by and among Rexford Industrial Realty, Inc., Rexford Industrial Realty, L.P., and Stifel, Nicolaus & Company, Incorporated.

5.1	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXFORD INDUSTRIAL REALTY, INC.

Date: June 13, 2019	By:	/s/ Howard Schwimmer
Howard Schwimmer
Co-Chief Executive Officer
(Principal Executive Officer)

Date: June 13, 2019	By:	/s/ Michael S. Frankel
Michael S. Frankel
Co-Chief Executive Officer
(Principal Executive Officer)